UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013

Commission File Number of issuing entity:

333-185882-03

SEQUOIA MORTGAGE TRUST 2013-7

(Exact name of issuing entity)

Commission File Number of depositor:

333-185882-01

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC. (Sponsor)

(Exact name of sponsor/seller as specified in its charter)

DELAWARE	None
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (415) 389-7373

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On May 23, 2013, Sequoia Residential Funding, Inc. (the “Depositor”) will cause the issuance and sale of the Sequoia Mortgage Trust 2013-7 Mortgage Pass-Through Certificates, Series 2013-7, Class A-1, Class A-2, Class A-IO1 Class A-IO2, Class B-1, Class B-2 and Class B-3 Certificates (the “Certificates”), in the approximate aggregate principal amount of $446,331,000, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2013, by and among the Depositor, Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”). The Certificates were sold by the Depositor to RBS Securities Inc., as underwriter, pursuant to the Underwriting Agreement dated May 16, 2013. The mortgage loans were sold to Redwood Residential Acquisition Corporation (the “Seller”) and/or are being serviced pursuant to

(i) a Flow Mortgage Loan Servicing Agreement (the “Cenlar Servicing Agreement”), dated as of November 3, 2011, between the Seller and Cenlar FSB,

(ii) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between the Seller and George Mason Mortgage, LLC,

(iii) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between the Seller and PrimeLending, a PlainsCapital Company,

(iv) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between the Seller and Cole Taylor Bank,

(v) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between the Seller and WJ Bradley Mortgage Capital LLC, and

(vi) various other Flow Mortgage Loan Purchase and Sale Agreements with various originators (collectively, with the agreements specified in clauses (ii) through (v), the “Purchase Agreements”).

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In connection with the offering of the Certificates, the Seller and the Depositor will enter into a Mortgage Loan Purchase and Sale Agreement, pursuant to which the Seller will convey to the Depositor all of its interest in the mortgage loans. The Seller will assign its rights under each Purchase Agreement and the Cenlar Servicing Agreement with respect to the related mortgage loans to the Depositor, and the Depositor will assign such rights to the Trustee for the benefit of the holders of the Certificates, in each case pursuant to an Assignment, Assumption and Recognition Agreement or an Assignment of Representations and Warranties, as applicable, to be dated as of May 23, 2013, among the Seller, the Depositor, the Trustee and the respective servicer or originator. Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the mortgage loans on behalf of Sequoia Mortgage Trust 2013-7, pursuant to a Custodial Agreement, dated as of May 1, 2013, among Wells Fargo Bank, N.A., as custodian, the Depositor, the Master Servicer, the Seller and the Trustee.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable.

(d)          Exhibits:  The following final versions or final executed version of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit
Number

1.1          Final executed Underwriting Agreement, dated May 21, 2013, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and RBS Securities Inc.

1.2          Final executed Engagement Agreement, dated May 6, 2013, among Redwood Trust, Inc., RWT Holdings, Inc. and RBS Securities Inc.

4.1          Pooling and Servicing Agreement, dated as of May 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2          Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2013, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

10.1        Assignment, Assumption and Recognition Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and Cenlar FSB, as servicer.

10.2        Assignment of Representations and Warranties Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and George Mason Mortgage, LLC, as seller.

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10.3        Assignment of Representations and Warranties Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

10.4        Assignment of Representations and Warranties Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and Cole Taylor Bank, as seller.

10.5        Assignment of Representations and Warranties Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and WJ Bradley Mortgage Capital LLC, as seller.

10.6        Custodial Agreement, dated as of May 1, 2013, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Wilmington Trust, National Association, as trustee.

10.7        Final executed Flow Mortgage Loan Servicing Agreement, dated as of November 3, 2011, by and between Redwood Residential Acquisition Corporation, as initial purchaser, and Cenlar FSB, as servicer.

10.8        Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2012, between Redwood Residential Acquisition Corporation, as purchaser and George Mason Mortgage, LLC, as seller.

10.9        Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser and PrimeLending, a PlainsCapital Company, as seller.

10.10      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Cole Taylor Bank, as seller.

10.11      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between Redwood Residential Acquisition Corporation, as purchaser and WJ Bradley Mortgage Capital LLC, as seller.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ William J. Moliski
Name: William J. Moliski
Title: Authorized Officer

Dated: May 23, 2013

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Exhibit 1.1

Final executed Underwriting Agreement, dated May 21, 2013, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and RBS Securities Inc.

Exhibit 1.2

Final executed Engagement Agreement, dated May 6, 2013, among Redwood Trust, Inc., RWT Holdings, Inc. and RBS Securities Inc.

Exhibit 4.1

Pooling and Servicing Agreement, dated as of May 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 4.2

Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2013, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

Exhibit 10.1

Assignment, Assumption and Recognition Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and Cenlar FSB, as servicer.

Exhibit 10.2

Assignment of Representations and Warranties Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and George Mason Mortgage, LLC, as seller.

Exhibit 10.3

Assignment of Representations and Warranties Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.4

Assignment of Representations and Warranties Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and Cole Taylor Bank, as seller.

Exhibit 10.5

Assignment of Representations and Warranties Agreement, dated as of May 23, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Wilmington Trust, National Association, as trustee, and WJ Bradley Mortgage Capital LLC, as seller.

Exhibit 10.6

Custodial Agreement, dated as of May 1, 2013, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Wilmington Trust, National Association, as trustee.

Exhibit 10.7

Final executed Flow Mortgage Loan Servicing Agreement, dated as of November 3, 2011, by and between Redwood Residential Acquisition Corporation, as initial purchaser, and Cenlar FSB, as servicer.

Exhibit 10.8

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2012, between Redwood Residential Acquisition Corporation, as purchaser, and George Mason Mortgage, LLC, as seller.

Exhibit 10.9

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser, and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.10

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser, and Cole Taylor Bank, as seller.

Exhibit 10.11

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between Redwood Residential Acquisition Corporation, as purchaser, and WJ Bradley Mortgage Capital LLC, as seller.